                     OPPENHEIMER QUEST VALUE FUND, INC.
                     Supplement dated February 28, 2007
                  to the Prospectus dated February 28, 2007

     This  supplement  amends  the  Prospectus  dated  February  28,  2007.  The
Prospectus  is  amended  by adding  the  following  paragraph  at the end of the section "How the Fund is Managed" beginning on page 13:

     The  Board  of  Directors  of the Fund has  recommended  that  shareholders approve  a  change  in the  Fund's  investment  objective.  The  Fund's  current investment  objective  is: "The Fund seeks capital  appreciation."  Shareholders will be asked to approve a change of the Fund's  investment  objective  to: "The
Fund seeks total  return." The change in investment  objective  would enable the
Fund to shift to a dividend  growth  strategy in which the Fund would  invest to seek a growing income stream and price appreciation.

     Approval of the Fund's  shareholders is required before the Fund can change its  investment  objective.  Shareholders  of record at the close of business on
April 10, 2007 are being mailed proxy  materials  explaining the reasons for the proposed  change.  If the  proposal  is approved  by  shareholders  at a meeting scheduled to be held on or about June 29,  2007,  the Fund's  prospectus  and/or statement  of  additional  information  will  be  revised  to  reflect  the  new investment objective and dividend growth strategy.

February 28, 2007                                                  PS0225.031